SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): March 25, 2010

BURROW MINING, INC.

 (Exact Name Of Registrant As Specified In Charter)

Nevada	333-148925	20-8628868
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employee Identification No.)

4695 MacArthur Court, Suite 1430
Newport Beach, CA 92660

(Current Address of Principal Executive Offices)

Phone number: 949-475-9086

(Issuer Telephone Number)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.  Entry into a Material Definitive Agreement.

Burrow Mining, Inc., a Nevada corporation, (the “Company”) entered into an Exchange Agreement with Hair Tech International, Inc., a Georgia corporation (“Hairtech”), and Dreamcatchers International, Inc., a Georgia corporation (“Dreamcatchers”).  Under the agreement, the Company will issue 3,400,000 (34,000,000 post stock dividend, discussed in Item 5.03 below) shares of common stock and the Company’s newly formed subsidiary, 2010 Asset Corp., will acquire certain assets and assume certain liabilities.  The acquired assets will consist of an Endorsement License with Paris Hilton, a Product License with Paris Hilton, a Product License with Daisy Fuentes, inventory, accounts receivable, property, plant, and equipment, lease deposits, product deposits, cash on hand, and marketing materials.

The closing will take place concurrent with the filing of a Form 8-K report on Item 5.06 Change in Shell Company Status.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s board of directors passed a resolution for a 10:1 forward stock split by way of stock dividend.  The Company will be issuing 9 new shares to each holder for every 1 share of the Company’s common stock held on the record date of March 26, 2010.  The payment date is April 9, 2010 or such later date as necessary for the transfer agent, Island Stock Transfer, and FINRA to complete all required tasks concerning the forward split.

The Company’s board of directors recommended and the stockholders with a majority of the voting power of the Company voted to increase the capital stock of the Company.  Under the Articles of Incorporation, as amended, the corporation shall have authority to issue Two Hundred Ten Million Shares (210,000,000) of capital stock of which stock Two Hundred Million (200,000,000) shares, $.001 par value, shall be common stock and of which Ten Million (10,000,000) shares of $.001 par value shall be preferred stock. Further, the board of directors of this corporation, by resolution only, may cause the corporation to issue one or more classes or series of preferred stock and to fix the number of shares constituting any classes or series.  Further, the classes or series may have such voting powers, (full, limited, extra, or none), such preferences, relative rights, and qualifications, limitations or restrictions as stated in the resolutions adopted by the board of directors.

Section 9 --      Financial Statement and Exhibits

Item 9.01.    Financial Statement and Exhibits.

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation.
Exhibit 10.1	Exchange Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Burrow Mining, Inc.

Dated: March 26, 2010	By:	/s/ Richard O. Weed
Richard O. Weed
President

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation.
Exhibit 10.1	Exchange Agreement.